UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):   November 16, 2010

DEYU AGRICULTURE CORP.
(Exact name of registrant as specified in Charter)

Nevada	333-160476	80-0329825
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Room 808, Tower A,
Century Centre, 8 North Star Road
Beijing, People’s Republic of China
 (Address of Principal Executive Offices)

(212) 465-2647
86-13828824414
 (Issuer Telephone number)

 N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On November 16, 2010 (the “Execution Date”), Detian Yu Biotechnology (Beijing) Co. Limited (“Detian Yu”), a company organized under the laws of the People’s Republic of China (“PRC”)  and a wholly-owned subsidiary of Deyu Agriculture Corp., a Nevada corporation  (the “Registrant”) entered into a series of control agreements (collectively, the “Agreements”) with each of (a) Beijing Jundaqianyuan Investment Management Co., Ltd. (“Junda”), a PRC company and 14.2857% equity interest holder in Deyufarm Innovation Food (Beijing) Co., Ltd., a PRC company (“Deyufarm”) and (b) Jinzhong Longyue Investment Consultancy Services Co., Ltd. (“Longyue”), a PRC company and the 50% equity interest holder in Deyufarm.  Pursuant to such Agreements, Detian Yu shall provide management and consulting services and business cooperation opportunities services to each of Junda and Longyue in exchange for service fees from each of Junda and Longyue equal to 100% (in the aggregate) of the net income after tax of each of Junda and Longyue.  Together, Junda and Longyue own 64.2857% of Deyufarm, and each derive 100% of their income from the profits generated by Deyufarm through its wholly-owned subsidiary, Sichuan Haoliangxin Instant Food Co., Ltd., a PRC company (“Haoliangxin”).

As of the Execution Date, Detian Yu controls Deyufarm, a PRC-foreign joint venture entity by virtue of a Joint Venture Contract executed on September 25, 2010 by and among Junda, Longyueand SBCVC Fund III Company Limited, a company organized under the laws of Hong Kong and the 35.7143% equity interest holder in Deyufarm.  Deyufarm, through its subsidiary, Haoliangxin, is engaged in the research & development and production of instant grain foods and has production facilities in Chengdu, Sichuan Province, PRC.  Set forth below is a brief summary of each of the Agreements.

Pursuant to an Exclusive Management and Consulting Service Agreement, Detian Yu shall provide to each of Junda and Longyue management and consulting services in relation to the business of Junda and Longyue in exchange for 35% of the net income after taxes of Junda and Longyue every fiscal year for a term of 10 years.  Such services include, without limitation, design system solutions, professional consulting, personnel training, market research, planning and development, operation planning and business strategies, market development of products and services, promotional and public relations activities, customer management and development, accounting and financial management, and consulting services to raw material suppliers.  Furthermore, each of Junda and Longyue have irrevocably guaranteed to Detian Yu that it will not apply to any judicial authority, arbitration authority, government or any other authority or individual for the revocation of the agreement for any reason.  Attached hereto are English translated copies of the agreements for each of Junda and Longyue as Exhibits 10.1 and 10.2.

Pursuant to a Business Cooperation Agreement, Detian Yu shall provide business cooperation opportunities services including clients, cooperation partners and market information in the fields of grain processing, sales and financing to each of Junda and Longyue in exchange for cooperation fees and commissions from each of Junda and Longyue equal to 65% of the net income after tax of each of Junda and Longyue in every fiscal year for a term of 10 years.  Furthermore, each of Junda and Longyue have irrevocably guaranteed to Detian Yu that it will not apply to any judicial authority, arbitration authority, government or any other authority or individual for the revocation of the agreement for any reason.  Attached hereto as Exhibits 10.3 and 10.4 are English translated versions of the agreements for each of Junda and Longyue.

Detian Yu has entered into Business Operations Agreements with each of (i) Junda and its shareholders and (ii) Longyue and its shareholders pursuant to which such shareholders warrant that Junda or Longyue (as the case may be) shall not engage in any transactions which may have a material effect on the capital, business, personnel, obligations, rights or operations of Junda or Longyue (as the case may be) without the prior written consent of Detian Yu or a third party designated by Detian Yu.  Furthermore, the shareholders shall elect the directors of Junda or Longyue (as the case may be), cause such directors to elect the person designated by Detian Yu as chairman of the board, and appoint the persons designated by Detian Yu as general manager, chief finance auditor and other senior operating officers in compliance with the procedures stipulated by relevant laws, regulations and each company’s articles of association.  The shareholders have also agreed to unconditionally pay or freely transfer all dividends and any other income or rights (if any) acquired from Junda or Longyue (as the case may be) as the shareholders thereof and provide all the documents or take all the actions needed to satisfy such payment and transfer in compliance with the requirements of Detian Yu.  Detian Yu shall guarantee the performance of the obligations of Junda and Longyue under all contracts executed by Junda and Longyue for the term of these Agreements and the shareholders have agreed to pledge all of their respective equity interests in Junda or Longyue (as the case may be) for a counter-guarantee of the performance of Detian Yu’s guarantees and other relevant obligations assumed by Detian Yu.  The term of these agreements is 10 years.  Attached hereto as Exhibits 10.5 and 10.6 are the English translated versions of the agreements for each of Junda and Longyue.

As security for the performance of all of the obligations or debts under the Exclusive Management and Consulting Service Agreements and Business Cooperation Agreements assumed by Junda and Longyue, and under a counter-guarantee to all the payments made by Detian Yu for the performance of the guarantees assumed by Detian Yu under the Business Operation Agreements, the shareholders of Junda and the shareholders of Longyue entered into Share Pledge Agreements with Detian Yu pursuant to which they agreed to pledge all of their respective interests to Detian Yu.  The term for each pledge shall continue until the date that all of the Agreements summarized above have been terminated.  Attached hereto as Exhibit 10.7 and Exhibit 10.8 are English translated versions of those agreements.  Each of the shareholders of Junda has also executed a Power of Attorney which grant to a designee of Detian Yu all the voting rights as a shareholder of Junda and each of the shareholders of Longyue has also executed a Power of Attorney which grant to a designatee of Detian Yu all the voting rights as a shareholder of Junda and Longyue.  An English translated version of a form of such instrument is attached hereto as Exhibit 10.9.

Detian Yu has also entered into Equity Acquisition Option Agreements with the shareholders of Junda and the shareholders of Longyue pursuant to which the shareholders have granted to Detian Yu an irrevocable and unconditional right to purchase, or cause a designated party of Detian Yu to purchase, part or all of the equity interests in Junda and Longyue from such shareholders, when and to the extent that, applicable PRC laws permit.  The consideration for the equity acquisition option for Junda is RMB80,000,000 and the consideration for the equity option for Longyue is RMB120,000,000.  English translated versions of those two agreements are attached hereto as Exhibits 10.10 and 10.11.

The Agreements executed by the following shareholders of Junda may be considered related person transactions by virtue of each shareholder’s stated relationship with the Registrant (a) Jianming Hao, the Chairman and CEO of the Registrant, owns 33% of Junda, (b) Wenjun Tian, the Presdient and a Director of the Registrant, owns 34% of Junda, (c) Jianbin Zhou, the Chief Operating Officer of the Registrant, owns 10% of Junda, (d) Li Ren, Vice President of Branding and Marketing of the Registrant, owns 5% of Junda, (e) Yongqing Ren, Vice President of the Corn Division of the Registrant, owns 3% of Junda and (f) Junde Zhang, Vice President of the Grains Division of the Registrant, owns 3% of Junda.  All of the Agreements have been reviewed, analyzed, and approved by the Company’s independent board members.

The forgoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to such documents, which are attached as Exhibits 10.1 – 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits No. Description:

Exhibit No.	Item	Location
Exhibit 10.1
Exclusive Management and Consulting Service Agreement, dated November 16, 2010, by and between Detian Yu Biotechnology (Beijing) Co. Limited and Beijing Jundaqianyuan Investment Management Co., Ltd. (English translated version)
Provided herewith

Exhibit 10.2
Exclusive Management and Consulting Service Agreement, dated November 16, 2010, by and between Detian Yu Biotechnology (Beijing) Co. Limited and Jinzhong Longyue Investment Consulting Co., Ltd. (English translated version)
Provided herewith

Exhibit 10.3
Business Cooperation Agreement, dated November 16, 2010, by and between Detian Yu Biotechnology (Beijing) Co. Limited and Beijing Jundaqianyuan Investment Management Co., Ltd. (English Translated Version)
Provided herewith

Exhibit 10.4	Business Cooperation Agreement, dated November 16, 2010, by and between Detian Yu Biotechnology (Beijing) Co. Limited and Jinzhong Longyue Investment Consulting Co., Ltd. (English Translated Version)	Provided herewith

Exhibit 10.5
Business Operation Agreement, dated November 16, 2010, by and among Detian Yu Biotechnology (Beijing) Co. Limited, Beijing Jundaqianyuan Investment Management Co., Ltd. and each of the shareholders of Beijing Jundaqianyuan Investment Management Co., Ltd. (English translated version)
Provided herewith

Exhibit 10.6
Business Operation Agreement, dated November 16, 2010, by and among Detian Yu Biotechnology (Beijing) Co. Limited, Jinzhong Longyue Investment Consulting Co., Ltd. and both of the shareholders of Jinzhong Longyue Investment Consulting Co., Ltd. (English translated version)
Provided herewith

Exhibit 10.7
Share Pledge Agreement, dated November 16, 2010, by and among Detian Yu Biotechnology (Beijing) Co. Limited and the following shareholders of Beijing Jundaqianyuan Investment Management Co., Ltd.: Tian Wenjun, Hao Jianming, Yang Jianhui, Zhou Jianbin, Ren Li, Ren Yongqing, Zhang Junde and Wang Tao (English translated version)
Provided herewith

Exhibit 10.8
Share Pledge Agreement, dated November 16, 2010, by and among Detian Yu Biotechnology (Beijing) Co. Limited and the following shareholders of Jinzhong Longyue Investment Consulting Co., Ltd.: Zhao Jing and Zhao Peilin (English translated version)
Provided herewith

Exhibit 10.9	Form of Power of Attorney (English translated version)	Provided herewith

Exhibit 10.10
Equity Acquisition Option Agreement, dated November 16, 2010,  by and among Detian Yu Biotechnology (Beijing) Co. Limited and the following shareholders of Beijing Jundaqianyuan Investment Management Co., Ltd.: Tian Wenjun, Hao Jianming, Yang Jianhui, Zhou Jianbin, Ren Li, Ren Yongqing, Zhang Junde and Wang Tao (English translated version)
Provided herewith

Exhibit 10.11
Equity Acquisition Option Agreement, dated November 16, 2010,  by and among Detian Yu Biotechnology (Beijing) Co. Limited and the following shareholders of Jinzhong Longyue Investment Consulting Co., Ltd.: Zhao Jing and Zhao Peilin (English translated version)
Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DEYU AGRICULTURE CORP.

Date: November 17, 2010	By:	/s/ Jianming Hao
Jianming Hao Chief Executive Officer